Tax Status	12 Months Ended
Dec. 31, 2025
EBP 003 [Member]
EBP, Tax Status [Line Items]
Tax Status
Note 7.	Tax Status
The Plan has adopted a preapproved plan document that has received an opinion letter from the Internal Revenue Service (IRS) dated June 30, 2020, stating that the form of the preapproved plan document was in compliance with applicable requirements of the IRC. The Plan Administrator believes the Plan is designed, and is being operated, in compliance with the applicable requirements of the IRC.
Accounting principles generally accepted in the United States of America requires plan management to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.